                         MITCHELL HUTCHINS PORTFOLIOS
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  The Portfolios described below (each a "Portfolio" and, collectively, "Portfolios") are diversified series of Mitchell Hutchins Portfolios ("Trust"), an open-end management investment company organized as a Delaware business trust. The Portfolios seek to achieve their investment objectives by investing in a number of other PaineWebber mutual funds ("Underlying Funds").

  MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO seeks long-term growth of capital by investing the majority of its assets in equity mutual funds.

  MITCHELL HUTCHINS MODERATE PORTFOLIO seeks total return by investing its assets in a combination of equity and bond mutual funds.

  MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO seeks income and, secondarily, growth of capital by investing the majority of its assets in bond mutual funds.

  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser, administrator and distributor for each Portfolio. As distributor, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of the Portfolio shares.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Portfolios' current Prospectus dated January 9, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm, or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated January 9, 1998.

               PORTFOLIOS--INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Portfolios. Except as otherwise indicated in the Prospectus or this Statement of Additional Information, there are no policy limitations on the Portfolios' ability to use the investments or techniques discussed in these documents.

  DIRECT INVESTMENTS IN SECURITIES. As stated in the Prospectus, in addition to investing in the Underlying Funds, each Portfolio may invest directly in short-term U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal conditions, each Portfolio's investments in these securities, together with its investments in PaineWebber Cashfund, one of the underlying funds and a money market fund, is not expected to exceed 20% of its total assets. However, when Mitchell Hutchins believes that unusual market or economic conditions warrant a temporary defensive posture, each Portfolio may invest without limit in these securities.

  Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent.

  The Portfolios intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees ("board"). Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  Money Market Instruments. Money market instruments may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade commercial paper and other short-term corporate obligations, bank certificates of deposit, bankers' acceptances and repurchase agreements secured by any of the foregoing.

  U.S. Government Securities. The Portfolios may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Among the U.S. government securities that may be held by the Portfolios are securities that are supported by the full faith and credit of the United States, securities that are supported by the right of the issuer to borrow from the U.S. Treasury and securities that are supported solely by the credit of the instrumentality. U.S. government securities are described in greater detail in "Underlying Funds--Investment Policies" below.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Trust's board. More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided below in "Underlying Funds--Investment Policies, Illiquid Securities". If the amount of a Portfolio's net assets invested in illiquid securities increases to more than 15% as a result of a change in the values of its investments or its amount of total assets, the Portfolio will engage in an orderly disposition to bring its holdings of such securities to no more than 15% of its net assets.

  Other Investments. Although their fundamental and non-investment limitations (described below) do not prohibit the Portfolios from purchasing or selling financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments or from engaging in short sales of securities the Portfolios own (short sales "against the box"), the Portfolios will not engage in these transactions during the coming year.

INVESTMENT LIMITATIONS OF THE PORTFOLIOS

  FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Except with respect to fundamental investment limitation (2), if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  Each Portfolio will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and except that the Portfolio will invest 25% or more of its total assets in the securities of other investment companies.

    (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the board without shareholder approval.

  Each Portfolio will not:

    (1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

    (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

  Notwithstanding the foregoing investment limitations, the Portfolios may invest in Underlying Funds that have adopted investment limitations that may be more or less restrictive than those listed above. As a result, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations and other investment policies and restrictions of each Underlying Fund are described in its prospectus and statement of additional information.

  In accordance with each Portfolio's investment program as set forth in the Prospectus, a Portfolio may invest more than 25% of its assets in any one Underlying Fund. However, each Underlying Fund in which a Portfolio may invest (other than PaineWebber Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund) will not concentrate more than 25% of its total assets in any one industry.

                     UNDERLYING FUNDS--INVESTMENT POLICIES

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Underlying Funds. With respect to certain Underlying Funds, Mitchell Hutchins has retained one or more sub-advisers ("Sub-Adviser" or "Sub-Advisers"), who are identified by name in the Prospectus. More information about the investment policies and restrictions and the investment limitations of each Underlying Fund is set forth in its prospectus and statement of additional information.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and other nationally recognized rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  The Underlying Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by an Underlying Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Underlying Fund.

  The yields on bonds and other debt securities in which the Underlying Funds invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  Below-investment-grade debt securities are debt securities that are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins or the applicable Sub-Adviser to be of comparable quality. These securities are also commonly referred to as "junk bonds." Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks. Lower-rated securities may be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Lower-rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The prices for lower-rated bonds often are more volatile than those of higher-rated securities in response to market conditions. The market for these bonds is thinner and less active, which may limit the Underlying Fund's ability to sell them at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower-rated securities, especially in a thinly traded market.

  The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, many lower-rated debt securities experienced substantial price declines, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur.

  U.S. GOVERNMENT SECURITIES. The Underlying Funds may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Among the U.S. government securities that may be held by the Underlying Funds are securities that are supported by the full faith and credit of the United States, only securities that are supported by the right of the issuer to borrow from the U.S. Treasury and securities that are supported solely by the credit of the instrumentality. Certain Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities are described below under "Underlying Funds--Investment Policies--Mortgage-Backed Securities."

  Certain Underlying Funds may invest in exchange rate-related U.S. government securities. Such securities are indexed to specific foreign currency exchange rates and generally provide that the interest rate and/or principal amount will be adjusted upwards or downwards (but not below zero) to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.

  ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment policies and limitations, the Underlying Funds expect to invest in these new types of mortgage-backed securities that Mitchell Hutchins or the applicable Sub-Adviser believes may assist in achieving the Underlying Fund's investment objective. Similarly, an Underlying Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificate holders such as an underlying Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

  Private, RTC and Similar Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government- or agency-insured or -guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government-guaranteed or - insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or had acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal only or "PO" class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  Special Characteristics of Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of an Underlying Fund.

  Additional Information on Adjustable Rate Mortgage and Floating Rate Mortgage-Backed Securities. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

  Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates,

ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and, therefore, on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

  Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

  There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and the applicable Sub-Advisers will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

  ZERO COUPON, OID AND PIK BONDS. Federal tax law requires that the holder of a bond with original issue discount ("OID") accrue a portion of the OID on the bond as income each year, even though the holder may receive no interest payment on the bond during the year. Accordingly, although an investing Underlying Fund will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will have income attributable to such bonds. Similarly, while payment-in-kind ("PIK") bonds may pay interest in the form of additional securities rather than cash, that interest must be included in an Underlying Fund's annual gross income.

  To qualify for pass-through federal income tax treatment as a regulated investment company, an Underlying Fund must distribute substantially all of its net investment income each year, including non-cash income. Accordingly, each Underlying Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK bonds. See "Taxes." Those dividends will be paid from the cash assets of an Underlying Fund or by liquidation of portfolio securities, if necessary, at a time when the Underlying Fund otherwise might not have done so.

  Certain zero coupon bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificates of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. As long as the SEC takes this position, "CATS" and "TIGRs", which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to PaineWebber U.S. Government Income Fund and PaineWebber Low Duration U.S. Government Income Fund.

  FOREIGN AND EMERGING MARKET SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater for emerging market securities and may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, currency devaluation, limitations on the use of or transfer of Underlying Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Many foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Underlying Funds than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment, may expose the Underlying Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

  These risks are greater for emerging market securities than for securities of foreign issuers in more developed markets. Disclosure and regulatory standards for securities traded in emerging markets are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. In certain emerging markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when the assets of an Underlying Fund are uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended portfolio security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in the value of such portfolio security or, if the Underlying Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  To the extent that the Underlying Funds hold securities of foreign issuers, these securities may not be registered with the SEC, nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Underlying Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Underlying Funds may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are similar to ADRs, but may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are similar to EDRs and are designed for use in several international markets. For purposes of each Underlying Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

  The Underlying Funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although each Underlying Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  From time to time, investments in other investment companies may be the most effective available means by which the Underlying Funds may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, an Underlying Fund would continue to pay its own management fees and other expenses. The Underlying Funds may invest in these investment funds and in registered investment companies subject to the provisions of the 1940 Act, except that each Underlying Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (12)(d)(1)(G) of the 1940 Act.

  Investment income on certain foreign securities in which the Underlying Funds may invest, and gains realized on the disposition thereof, may be subject to foreign income, withholding or other taxes that could reduce the yield and/or total return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Underlying Funds would be subject.

  FOREIGN SOVEREIGN DEBT. Investment by the Underlying Funds in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Underlying Funds may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Underlying Funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins and the Sub-Advisers manage the Underlying Funds' portfolios in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause an Underlying Fund to suffer a loss of interest or principal on any of its holdings.

  BRADY BONDS. Brady Bonds are Sovereign Debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

  There can be no assurance that the circumstances regarding the issuance of Brady Bonds by particular debtor nations will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Underlying Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Underlying Funds may purchase Brady Bonds with no or limited collateralizations and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

  FOREIGN CURRENCY TRANSACTIONS. Although the Underlying Funds value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Underlying Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Underlying Funds could suffer a loss of some or all of the amounts deposited. The Underlying Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Underlying Fund is called for redemption, that Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

  ILLIQUID SECURITIES. The Underlying Funds may invest up to 10% or 15% of their net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or a Sub-Adviser, as applicable, have determined are liquid pursuant to guidelines established by each Underlying Fund's board of trustees or board of directors (each sometimes referred to as a "board"). The assets used as cover for OTC options written by the Underlying Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only ("IO") and principal-only ("PO") classes of mortgage-backed securities, in which certain Underlying Funds may invest, are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the applicable board.

  Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempt transactions or after a 1933 Act registration statement has become effective. Where registration is required, an Underlying Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, an Underlying Fund might obtain a less favorable price than prevailed when it decided to sell.

  However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid for an Underlying Fund that may invest in securities in that country even if the securities are restricted in the United States. Moreover, in recent years a large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public but, instead, will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by an Underlying Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  Each board of the Underlying Funds has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser pursuant to guidelines approved by the board. Mitchell Hutchins or the Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins or the Sub-Adviser monitors the liquidity of restricted securities in each Underlying Fund's portfolio and reports periodically on such decisions to the applicable board.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which an Underlying Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Underlying Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by an Underlying Fund upon acquisition is accrued as interest and included in its net investment income.

  The Underlying Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or a Sub-Adviser to present minimal credit risks in accordance with guidelines established by the applicable board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Most of the Underlying Funds may enter into reverse repurchase agreements with banks and securities dealers. Such agreements involve the sale of securities held by the Underlying Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Underlying Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Underlying Funds--Investment Policies--Segregated Accounts."

  LENDING OF PORTFOLIO SECURITIES. Each Underlying Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with that Underlying Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker- dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Underlying Fund will retain authority to terminate any loans at any time. Each Underlying Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. Each Underlying Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Underlying Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

  Pursuant to procedures adopted by an Underlying Fund's board governing its securities lending program, PaineWebber serves as lending agent for that Underlying Fund. The boards have also authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board of each Underlying Fund periodically reviews all portfolio securities loan transactions of that Underlying Fund for which PaineWebber acted as lending agent.

  SHORT SALES "AGAINST THE BOX." Each Underlying Fund other than PaineWebber Cashfund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of an Underlying Fund, and that Underlying Fund is obligated to replace the securities borrowed at a date in the future. When an Underlying Fund sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Underlying Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. Each Underlying Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

  The Underlying Funds might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in an Underlying Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Underlying Fund owns, either directly or indirectly, and in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. As a result of the Taxpayer Relief Act of 1997, short sales "against the box" no longer may be used to defer the recognition of gain for federal income tax purposes. See "Taxes."

  LOAN PARTICIPATIONS AND ASSIGNMENTS. PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund each may invest up to 5% of its net assets, and PaineWebber Global Income Fund may invest without limitation, in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). These Underlying Funds' investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in an Underlying Fund's having a contractual relationship only with the Lender, not with the borrower. An Underlying Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Underlying Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When an Underlying Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Underlying Fund's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Underlying Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on an Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SEGREGATED ACCOUNTS. When an Underlying Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Underlying Funds--Hedging and Other Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures contracts and forward currency contracts, swaps or similar instruments.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Underlying Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Underlying Funds--Investment Policies--Segregated Accounts." An Underlying Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or a Sub-Adviser, as applicable, deems it advantageous to do so, which may result in a gain or loss to the Fund.

  UNDERLYING FUNDS--HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

  GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins and the Sub-Advisers may use a variety of financial contracts ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the portfolio of each Underlying Fund (other than PaineWebber Cashfund). Certain Underlying Funds also may use these derivative instruments to attempt to enhance income or return, including shifting an Underlying Fund's exposure from one asset class to another. Certain Underlying Funds also may hedge their portfolios by entering into certain swaps or other interest rate protection transactions and by using forward currency contracts. An Underlying Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, an Underlying Fund's use of these Derivative Instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Underlying Funds are described below.

  OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

  SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an Underlying Fund's portfolio. Thus, in a short hedge an Underlying Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, an Underlying Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, an Underlying Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, an Underlying Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an Underlying Fund intends to acquire. Thus, in a long hedge, an Underlying Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, an Underlying Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, an Underlying Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, an Underlying Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that an Underlying Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which an Underlying Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Derivative Instruments to increase or reduce an Underlying Fund's exposure to an asset class without buying or selling the underlying instruments.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, an Underlying Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the Sub-Advisers expect to discover additional opportunities in connection with options, futures contracts and other derivative instruments and hedging techniques. These new opportunities may become available as Mitchell Hutchins or the Sub-Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other derivative instruments and techniques are developed. Mitchell Hutchins or a Sub-Adviser, as applicable, may utilize these opportunities for an Underlying Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. An Underlying Fund's prospectus or statement of additional information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in its prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Derivative Instruments in hedging strategies involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins or a Sub-Adviser, as applicable, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the Sub-Advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if an Underlying Fund entered into a short hedge because Mitchell Hutchins or a Sub-Adviser projected a decline in the price of a security in that Underlying Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that Underlying Fund could suffer a loss. In either such case, the Underlying Fund would have been in a better position had it not hedged at all.

    (4) As described below, an Underlying Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Underlying Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair an Underlying Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. An Underlying Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an Underlying Fund.

  COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Underlying Funds to an obligation to another party. An Underlying Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Underlying Fund will comply with SEC guidelines regarding cover for these transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of an Underlying Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. Certain of the Underlying Funds may purchase put and call options, and write (sell) covered put or call options on securities on which they are permitted to invest and indices of those securities. Those Underlying Funds that are permitted to invest in foreign securities denominated in foreign currencies also may purchase put and call options on foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Underlying Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Underlying Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by an Underlying Fund will be considered illiquid to the extent described under "Underlying Funds--Investment Policies--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  An Underlying Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, an Underlying Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, an Underlying Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit an Underlying Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Underlying Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an Underlying Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an Underlying Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Underlying Fund as well as the loss of any expected benefit of the transaction.

  Generally, the OTC debt options or foreign currency options used by the Underlying Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  The Underlying Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Underlying Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Underlying Funds will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Underlying Funds, there is no assurance that an Underlying Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, an Underlying Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If an Underlying Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Underlying Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by the board of each Underlying Fund without shareholder vote:

    (1) Each Underlying Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Underlying Fund, does not exceed 5% of its total assets.

    (2) The aggregate value of securities underlying put options written by an Underlying Fund determined as of the date the put options are written will not exceed 50% of that Underlying Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by an Underlying Fund that are held at any time will not exceed 20% of that Underlying Fund's net assets.

  FUTURES. The Underlying Funds may purchase and sell futures contracts that are related to securities in which they are permitted to invest, such as securities index futures contracts for Underlying Funds that invest in equity securities, interest rate futures contracts for Underlying Funds that invest in bonds and foreign currency futures contracts for Underlying Funds that invest in securities that are denominated in foreign currencies. An Underlying Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract an Underlying Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to an Underlying Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an Underlying Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each Underlying Fund's obligations to or from a futures broker. When an Underlying Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when an Underlying Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If an Underlying Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Underlying Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If an Underlying Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. An Underlying Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, an Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by the applicable board for each Underlying Fund without shareholder vote:

    (1) To the extent an Underlying Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of that Underlying Fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by an Underlying Fund that are held at any time will not exceed 20% of that Underlying Fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by an Underlying Fund will not exceed 5% of its total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Those Underlying Funds that invest in securities that are denominated in foreign currencies may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which their portfolio securities are denominated. Such currency hedges can protect against price movements in a security an Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Underlying Funds might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other hedging instruments. In such cases, the Underlying Funds may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, an Underlying Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Underlying Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. An Underlying Fund that invests in securities denominated in foreign currencies may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of

U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, an Underlying Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Underlying Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, an Underlying Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, an Underlying Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or a Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, an Underlying Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if an Underlying Fund owned securities denominated in a foreign currency and Mitchell Hutchins or the Sub-Adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to an Underlying Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When an Underlying Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that an Underlying Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, an Underlying Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Underlying Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, an Underlying Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. An Underlying Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Underlying Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. Certain Underlying Funds may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  The Underlying Funds expect to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Underlying Funds intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  An Underlying Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins, the applicable Sub-Advisers and the Underlying Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Underlying Funds' borrowing restrictions. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Underlying Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Underlying Funds--Investment Policies--Segregated Accounts." The Underlying Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Underlying Fund.

  The Underlying Funds will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimal credit risk in accordance with guidelines established by each Underlying Fund's board. If there is a default by the other party to such a transaction, the Underlying Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                             POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       THE TRUST             OTHER DIRECTORSHIPS
  ----------------------     -------------          --------------------
 Margo N. Alexander*; 50  Trustee and         Mrs. Alexander is president,
                          President           chief executive officer and a
                                              director of Mitchell Hutchins
                                              (since January 1995) and also an
                                              executive vice president and a
                                              director of PaineWebber. Mrs.
                                              Alexander is president and a di-
                                              rector or trustee of 29 invest-
                                              ment companies for which Mitch-
                                              ell Hutchins or PaineWebber
                                              serves as investment adviser.
 Richard Q. Armstrong; 62 Trustee             Mr. Armstrong is chairman and
 78 West Brother Drive                        principal of RQA Enterprises
 Greenwich, CT 06830                          (management consulting firm)
                                              (since April 1991 and principal
                                              occupation since March 1995).
                                              Mr. Armstrong is also a director
                                              of HiLo Automotive, Inc. He was
                                              chairman of the board, chief ex-
                                              ecutive officer and co-owner of
                                              Adirondack Beverages (producer
                                              and distributor of soft drinks
                                              and sparkling/still waters) (Oc-
                                              tober 1993-March 1995). Mr. Arm-
                                              strong was a partner of the New
                                              England Consulting Group (man-
                                              agement consulting firm) (Decem-
                                              ber 1992-September 1993). He was
                                              managing director of LVMH U.S.
                                              Corporation (U.S. subsidiary of
                                              the French luxury goods conglom-
                                              erate, Louis Vuitton Moet
                                              Hennessey Corporation) (1987-
                                              1991) and chairman of its wine
                                              and spirits subsidiary,
                                              Schieffelin & Somerset Company
                                              (1987-1991). Mr. Armstrong is a
                                              director or trustee of 28 in-
                                              vestment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.
 E. Garrett Bewkes, Jr.*; Trustee and         Mr. Bewkes is a director of
 71                       Chairman of the     Paine Webber Group Inc. ("PW
                          Board of Trustees   Group") (holding company of
                                              PaineWebber and Mitchell
                                              Hutchins). Prior to December
                                              1995, he was a consultant to PW
                                              Group. Prior to 1988, he was
                                              chairman of the board, president
                                              and chief executive officer of
                                              American Bakeries Company. Mr.
                                              Bewkes is a director of Inter-
                                              state Bakeries Corporation and
                                              NaPro BioTherapeutics, Inc. Mr.
                                              Bewkes is a director of trustee
                                              of 29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                             POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       THE TRUST            OTHER DIRECTORSHIPS
  ----------------------     -------------          --------------------
 Richard R. Burt; 50      Trustee             Mr. Burt is chairman of IEP Ad-
 1275 Pennsylvania Ave.,                      visors, Inc. (international in-
 N.W.                                         vestments and consulting firm)
 Washington, D.C. 20004                       (since March 1994) and a part-
                                              ner of McKinsey & Company (man-
                                              agement consulting firm) (since
                                              1991). He is also a director of
                                              American Publishing Company and
                                              Archer-Daniels-Midland Co. (ag-
                                              ricultural commodities). He was
                                              the chief negotiator in the
                                              Strategic Arms Reduction Talks
                                              with the former Soviet Union
                                              (1989-1991) and the U.S. Ambas-
                                              sador to the Federal Republic
                                              of Germany (1985-1989). Mr.
                                              Burt is a director or trustee
                                              of 28 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Mary C. Farrell*; 48     Trustee             Ms. Farrell is a managing di-
                                              rector, senior investment
                                              strategist and member of the
                                              Investment Policy Committee of
                                              PaineWebber. Ms. Farrell joined
                                              PaineWebber in 1982. She is a
                                              member of the Financial Women's
                                              Association and Women's Eco-
                                              nomic Roundtable, and appears
                                              as a regular panelist on Wall
                                              $treet Week with Louis
                                              Rukeyser. She also serves on
                                              the Board of Overseers of New
                                              York University's Stern School
                                              of Business. Ms. Farrell is a
                                              director or trustee of 28 in-
                                              vestment companies for which
                                              Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Meyer Feldberg; 55       Trustee             Mr. Feldberg is Dean and Pro-
 Columbia University                          fessor of Management of the
 101 Uris Hall                                Graduate School of Business,
 New York, New York 10027                     Columbia University. Prior to
                                              1989, he was president of the
                                              Illinois Institute of Technolo-
                                              gy. Dean Feldberg is also a di-
                                              rector of K-III Communications
                                              Corporation, Federated Depart-
                                              ment Stores, Inc. and Revlon,
                                              Inc. Dean Feldberg is a direc-
                                              tor or trustee of 28 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 George W. Gowen; 68      Trustee             Mr. Gowen is a partner in the
 666 Third Avenue                             law firm of Dunnington,
 New York, New York 10017                     Bartholow & Miller. Prior to
                                              May 1994, he was a partner in
                                              the law firm of Fryer, Ross &
                                              Gowen. Mr. Gowen is a director
                                              of Columbia Real Estate Invest-
                                              ments, Inc. Mr. Gowen is a di-
                                              rector or trustee of 28 invest-
                                              ment companies for which Mitch-
                                              ell Hutchins or PaineWebber
                                              serves as investment adviser.

                             POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       THE TRUST            OTHER DIRECTORSHIPS
  ----------------------     -------------          --------------------
 Frederic V. Malek; 61    Trustee             Mr. Malek is chairman of Thayer
 1455 Pennsylvania                            Capital Partners (merchant
 Avenue, N.W.                                 bank). From January 1992 to No-
 Suite 350                                    vember 1992, he was campaign
 Washington, D.C. 20004                       manager of Bush-Quayle '92.
                                              From 1990 to 1992, he was vice
                                              chairman and, from 1989 to
                                              1990, he was president of
                                              Northwest Airlines Inc., NWA
                                              Inc. (holding company of North-
                                              west Airlines Inc.) and Wings
                                              Holdings Inc. (holding company
                                              of NWA Inc.). Prior to 1989, he
                                              was employed by the Marriott
                                              Corporation (hotels, restau-
                                              rants, airline catering and
                                              contract feeding), where he
                                              most recently was an executive
                                              vice president and president of
                                              Marriott Hotels and Resorts.
                                              Mr. Malek is also a director of
                                              American Management Systems,
                                              Inc. (management consulting and
                                              computer-related services), Au-
                                              tomatic Data Processing Inc.,
                                              CB Commercial Group, Inc. (real
                                              estate services), Choice Hotels
                                              International (hotel and hotel
                                              franchising), FPL Group, Inc.
                                              (electric services), Integra,
                                              Inc. (bio-medical), Manor Care,
                                              Inc. (health care), National
                                              Education Corporation and
                                              Northwest Airlines Inc. Mr.
                                              Malek is a director or trustee
                                              of 28 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Carl W. Schafer; 61      Trustee             Mr. Schafer is president of the
 P.O. Box 1164                                Atlantic Foundation (charitable
 Princeton, NJ 08542                          foundation supporting mainly
                                              oceanographic exploration and
                                              research). He also is a direc-
                                              tor of Roadway Express, Inc.
                                              (trucking), The Guardian Group
                                              of Mutual Funds, Evans Systems,
                                              Inc. (a motor fuels, conve-
                                              nience store and diversified
                                              company), Electronic Clearing
                                              House, Inc. (financial transac-
                                              tions processing), Wainoco Oil
                                              Corporation and Nutraceutix,
                                              Inc. (biotechnology). Prior to
                                              January 1993, Mr. Schafer was
                                              chairman of the Investment Ad-
                                              visory Committee of the Howard
                                              Hughes Medical Institute. Mr.
                                              Schafer is a director or
                                              trustee of 28 investment compa-
                                              nies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 T. Kirkham Barneby; 51   Vice President      Mr. Barneby is a managing di-
                                              rector and chief investment of-
                                              ficer--quantitative investments
                                              of Mitchell Hutchins. Prior to
                                              September 1994, he was a senior
                                              vice president at Vantage
                                              Global Management. Prior to
                                              June 1993, he was a senior vice
                                              president at Mitchell Hutchins.
                                              Mr. Barneby is a vice president
                                              of five investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.

                             POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       THE TRUST            OTHER DIRECTORSHIPS
  ----------------------     -------------          --------------------
 Dennis McCauley; 51      Vice President      Mr. McCauley is a managing di-
                                              rector and chief investment of-
                                              ficer--fixed income of Mitchell
                                              Hutchins. Prior to December
                                              1994, he was director of fixed
                                              income investments of IBM Cor-
                                              poration. Mr. McCauley is a
                                              vice president of 18 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Ann E. Moran; 40         Vice President and  Ms. Moran is a vice president
                          Assistant Treasurer and a manager of the mutual
                                              fund finance division of Mitch-
                                              ell Hutchins. Ms. Moran is a
                                              vice president and assistant
                                              treasurer of 29 investment com-
                                              panies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Dianne E. O'Donnell; 45  Vice President and  Ms. O'Donnell is a senior vice
                          Secretary           president and deputy general
                                              counsel of Mitchell Hutchins.
                                              Ms. O'Donnell is a vice presi-
                                              dent and secretary of 28 in-
                                              vestment companies and vice
                                              president and assistant secre-
                                              tary for one investment company
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Emil Polito; 37          Vice President      Mr. Polito is a senior vice
                                              president and director of oper-
                                              ations and control for Mitchell
                                              Hutchins. From March 1991 to
                                              September 1993 he was director
                                              of the Mutual Funds Sales Sup-
                                              port and Service Center for
                                              Mitchell Hutchins and
                                              PaineWebber. Mr. Polito is a
                                              vice president for 29 invest-
                                              ment companies for which Mitch-
                                              ell Hutchins or PaineWebber
                                              serves as investment adviser.
 Victoria E. Schonfeld;   Vice President      Ms. Schonfeld is a managing di-
 47                                           rector and general counsel of
                                              Mitchell Hutchins. Prior to May
                                              1994, she was a partner in the
                                              law firm of Arnold & Porter.
                                              Ms. Schonfeld is a vice presi-
                                              dent of 28 investment companies
                                              and vice president and secre-
                                              tary for one investment company
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Paul H. Schubert; 35     Vice President and  Mr. Schubert is a first vice
                          Treasurer           president and the director of
                                              the mutual fund finance divi-
                                              sion of Mitchell Hutchins. From
                                              August 1992 to August 1994, he
                                              was a vice president of Black-
                                              Rock Financial Management L.P.
                                              Mr. Schubert is a vice presi-
                                              dent and treasurer of 29 in-
                                              vestment companies for which
                                              Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.

                             POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       THE TRUST            OTHER DIRECTORSHIPS
  ----------------------     -------------          --------------------
 Barney A. Taglialatela;  Vice President and  Mr. Taglialatela is a vice
 36                       Assistant Treasurer president and a manager of the
                                              mutual fund finance division of
                                              Mitchell Hutchins. Prior to
                                              February 1995, he was a manager
                                              of the mutual fund finance di-
                                              vision of Kidder Peabody Asset
                                              Management, Inc. Mr.
                                              Taglialatela is a vice presi-
                                              dent and assistant treasurer of
                                              29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Mark A. Tincher; 42      Vice President      Mr. Tincher is a managing di-
                                              rector and chief investment of-
                                              ficer--equities of Mitchell
                                              Hutchins. Prior to March 1995,
                                              he was a vice president and di-
                                              rected the U.S. funds manage-
                                              ment and equity research areas
                                              of Chase Manhattan Private
                                              Bank. Mr. Tincher is a vice
                                              president of 13 investment com-
                                              panies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Keith A. Weller; 36      Vice President and  Mr. Weller is a first vice
                          Assistant Secretary president and associate general
                                              counsel of Mitchell Hutchins.
                                              Prior to May 1995, he was an
                                              attorney in private practice.
                                              Mr. Weller is a vice president
                                              and assistant secretary of 28
                                              investment companies for which
                                              Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Ian W. Williams; 40      Vice President and  Mr. Williams is a vice presi-
                          Assistant Treasurer dent and a manager of the mu-
                                              tual fund finance division of
                                              Mitchell Hutchins. Mr. Williams
                                              is a vice president and assis-
                                              tant treasurer of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019. Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust pays trustees who are not "interested persons" of the Trust ("disinterested members") $1,000 annually for each Portfolio and $150 for each board meeting and each separate meeting of a board committee. Accordingly, the Trust pays each such trustee $3,000 annually for its three series, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% of the outstanding shares of each Portfolio. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and each Portfolio, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below shows the estimated compensation to be paid to each trustee during the current fiscal year and the total compensation of those trustees for all PaineWebber funds during the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                       TOTAL
                                                     ESTIMATED     COMPENSATION
                                                     AGGREGATE     FOR THE TRUST
                                                    COMPENSATION   AND THE FUND
NAME OF PERSON, POSITION                          FOR THE TRUST(1)  COMPLEX(2)
------------------------                          ---------------- -------------
Richard Q. Armstrong, Trustee....................      $1,200         $94,885
Richard R. Burt, Trustee.........................       1,200          87,085
Meyer Feldberg, Trustee..........................       1,300         117,853
George W. Gowen, Trustee.........................       1,200         101,567
Frederic V. Malek, Trustee.......................       1,200          95,845
Carl W. Schafer, Trustee.........................       1,200          94,885

--------
  Only independent members of the board are compensated for their services as trustees and identified above; trustees who are "interested person," as defined by the 1940 Act, do not receive compensation

(1) Estimated for the initial fiscal year of the Trust.
(2) Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

  PRINCIPAL HOLDERS OF SECURITIES. Prior to January 9, 1998, Mitchell Hutchins held all outstanding securities of the Portfolios and thus may be deemed a controlling person of each Portfolio until additional shareholders purchase shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each Portfolio pursuant to a contract (the "Advisory Contract") with the Trust. Under the Advisory Contract, each Portfolio pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.35% of average daily net assets.

  Under the terms of the Advisory Contract, each Portfolio bears all of its expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Portfolio include the following: (1) the cost (including brokerage commissions) of securities purchases or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolios by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Portfolio's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Portfolio for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board or any committee thereof; (17) the cost of investment literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Trust's board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Portfolio.

  NET ASSETS. The following table shows the approximate net assets as of November 30, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
   INVESTMENT CATEGORY                                                  $ MIL
   -------------------                                                ----------
   Domestic (excluding Money Market)................................. $ 6,441.3
   Global............................................................   3,312.6
   Equity/Balanced...................................................   4,903.2
   Fixed Income (excluding Money Market).............................   4,850.7
     Taxable Fixed Income............................................   3,285.4
     Tax-Free Fixed Income...........................................   1,565.3
   Money Market Funds................................................  26,428.7

  PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Portfolio under separate distribution contracts with the Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Portfolio. Shares of each Portfolio are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of each Portfolio (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Portfolios' shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan" and, collectively, "Plans"), each Portfolio pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares for each respective Portfolio. Under the Class B Plan and Class C Plan, each Portfolio pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of Conservative Portfolio) of the average daily net assets of that Class. There is no distribution plan with respect to Class Y shares and the Portfolios pay no service or distribution fees with respect to their Class Y shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of that Portfolio and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the board, Mitchell Hutchins allocates expenses attributable to the sale of each class of each Portfolio's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of a Portfolio's shares will not be used to subsidize the sale of any other class of that Portfolio's shares.

  In approving the Portfolios' overall Flexible PricingSM system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in each respective Portfolio and attracting new investors and assets to the Portfolio to the benefit of the Portfolio and its shareholders, (2) facilitate distribution of the Portfolios' shares and (3) maintain the competitive position of the Portfolios in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges,
(2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Portfolio than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (4) the services provided to the Portfolio and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Portfolio purchase payments and instead having the entire amount of their purchase payments immediately invested in Portfolio shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Portfolio than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (5) the services provided to the Portfolio and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The board also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Portfolio purchase payments and instead having the entire amount of their purchase payments immediately invested in Portfolio shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Portfolio than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (5) the services provided to the Portfolio and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder and service and distribution-related expenses and costs. The board also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each Portfolio, which would increase if the Plan were successful and the Portfolio attained and maintained significant asset levels.

                            PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities for the Portfolios (normally shares of the Underlying Funds) are placed on behalf of a particular Portfolio by Mitchell Hutchins. A Portfolio will not incur any commissions or sales charges when it invests in shares of the Underlying Funds, but it may incur such costs if it invests directly in other types of securities. When a Portfolio purchases short-term U.S. government securities or commercial paper directly, it may purchase such securities in dealer transactions, which generally include a "spread," as explained below.

  Subject to policies established by each Underlying Fund's board, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of the Underlying Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or a Sub-Adviser seeks to obtain the best net results for an Underlying Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins or a Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Underlying Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

  The Portfolios and the Underlying Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Portfolios and the Underlying Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. Each Portfolio and Underlying Fund's board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the Portfolios on an exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Underlying Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Portfolios and the Underlying Funds and subject to the review of each Portfolio's or Underlying Fund's board, Mitchell Hutchins or a Sub-Adviser may cause a Portfolio or an Underlying Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide that Portfolio or Underlying Fund with research, analysis, advice and similar services. In return for such services, a Portfolio or Underlying Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or a Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that Portfolio or Underlying Fund and its other clients and that the total commissions paid by the Portfolio or Underlying Fund will be reasonable in relation to the benefits to the each over the long term.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins or a Sub-Adviser seeks best execution. Although Mitchell Hutchins or a Sub-Adviser may receive certain research or execution services in connection with these transactions, they will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins and a Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or a Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or a Sub-Adviser receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Portfolios or Underlying Funds effect securities transactions may be used by Mitchell Hutchins or a Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a Sub-Adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Portfolios or Underlying Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract or a Sub-Adviser under its contract with Mitchell Hutchins.

  Investment decisions for a Portfolio or Underlying Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio or an Underlying Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Portfolio or Underlying Fund and such other account(s) as to amount according to a formula deemed equitable to the Portfolio or Underlying Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolios or Underlying Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios and Underlying Funds.

  The Portfolios and Underlying Funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's and each Underlying Fund's board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Portfolios or Underlying Funds.

  PORTFOLIO TURNOVER. The Portfolios' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. Mitchell Hutchins estimates that each Portfolio's portfolio turnover rate will be less than 100% during its first fiscal year.

  The portfolio turnover rates of the Underlying Funds have ranged from 33% to 359% during their most recent full fiscal years. There can be no assurance that the portfolio turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Portfolio investors may combine purchases of Class A shares of the Portfolios with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Portfolios and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Portfolio investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATIONS--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Portfolio investors (as defined above) are permitted to purchase Class A shares of the Portfolios among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Portfolio shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Portfolios may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce any exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Portfolio temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Portfolio's investment objective, policies and restrictions.

  If conditions exist that make cash payments undesirable, each Portfolio reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

  The Portfolios may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Portfolio's securities at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Portfolio's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the Automatic Investment Plan does not assure a profit or protect against loss in declining markets. Additionally, because the Automatic Investment Plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the Systematic Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Portfolio account at the time the investor elects to participate in the Systematic Withdrawal Plan) less aggregate redemptions made other than pursuant to the Systematic Withdrawal Plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Portfolio concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semiannual or annual plans, PaineWebber will arrange for redemption by the Portfolios of sufficient Portfolio shares to provide the withdrawal payments specified by participants in the Portfolios' Systematic Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the Systematic Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc.

("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in a Portfolio without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

  Shares of PaineWebber mutual funds, including the Portfolios (each a "PW Fund" and, collectively, the "PW Funds"), are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder continually to invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

  PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

  PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares of a Portfolio will automatically convert to Class A shares of that Portfolio, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

  Each Portfolio determines the net asset values per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The value of the shares of each Underlying Fund will be their net asset value at the time the net asset value of the Portfolio shares is determined. The Portfolios generally use the amortized cost method of valuation to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

  Each Portfolio's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Portfolio's Performance Advertisements are calculated according to the following formula:

   P (1 + T)n  =  ERV
     where: P  =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
            T = average annual total return of shares of that class n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% (4% for Conservative Portfolio) sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Portfolios also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Portfolios calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Portfolio shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  YIELD. Yields used in Moderate Portfolio's and Conservative Portfolio's Performance Advertisements are calculated by dividing the Portfolio's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

      YIELD  =  2 [( a-b/cd +1 ) 6 -1 ]
   where: a  =  interest earned during the Period attributable to a class of shares
          b  =  expenses accrued for the Period attributable to a class of shares (net of reimbursements)
          c  =  the average daily number of shares of a class outstanding during the Period that were entitled to receive dividends d = the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class
                B and Class C shares) on the last day of the Period.

  Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Portfolio, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the Portfolio's current maximum 4.5% (4% for Conservative Portfolio) initial sales charge on Class A shares is included.

  OTHER INFORMATION. In Performance Advertisements, the Portfolios may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Brothers Non-U.S. Dollar Index, the Salomon Brothers Non-U.S.

World Government Bond Index, the Salomon Brothers World Government Index, other similar Salomon Brothers indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolios also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Portfolios and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Portfolios may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original Portfolio investment, but also of the additional Portfolio shares received through reinvestment. As a result, the value of a Portfolio investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Portfolios may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote (Registered) Money Markets. In comparing the Portfolios' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Portfolios are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the Portfolios may have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any Portfolio involves greater risks than an investment in either a money market fund or a CD.

  The Portfolios may also compare their performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                       [PERFORMANCE CHART APPEARS HERE]

--------
Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM) Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

  The chart is shown for illustrative purposes only and does not represent any Portfolio's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indices are unmanaged and are not available for investment.

  Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1996, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 grew to $13,710,736, significantly more than any other investment.

                                     TAXES

  TAXATION OF THE PORTFOLIOS. To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) ("Distribution Requirement") and must meet several additional requirements. For each Portfolio these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs (including the Underlying Funds) and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs, including the Underlying Funds) of any one issuer.

  Each Portfolio will invest its assets in shares of Underlying Funds and money market and other short-term instruments. Accordingly, each Portfolio's income will consist of distributions from Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC under the Internal Revenue Code--each has done so for its past taxable years and intends to continue to do so for its current and future taxable years--(1) dividends paid to a Portfolio from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Fund's earnings and profits, and (2) distributions paid to a Portfolio from the Underlying Fund's net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Fund's shares. If a Portfolio purchases shares of an Underlying Fund within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Portfolio's portfolio or otherwise), all or part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.

  Although each of PaineWebber Global Income Fund and PaineWebber Global Equity Fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, no Portfolio will qualify to pass that benefit through to its shareholders because of its inability to satisfy that test.

  Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  TAXATION OF THE PORTFOLIOS' SHAREHOLDERS. Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year even if the distributions are paid by the Portfolio during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from a Portfolio's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Portfolio may not exceed the total of its shares of the aggregate dividends received from U.S. corporations by the Underlying Funds in which it invests that qualify as RICs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

  If Portfolio shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  The portion of each Portfolio's dividends attributable to interest on U.S. government obligations, including the portion of dividends the Portfolio receives from Underlying Funds qualifying as RICs that is attributable to such interest, may be exempt from state and local income tax.

                               OTHER INFORMATION

  Prior to August 20, 1997, the Trust's name was "PaineWebber Journey Portfolios," and prior to July 22, 1997, its name was "PaineWebber Select Fund." The Trust is a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust's board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide the shares of any series into classes, and the costs of doing so will be borne by the Trust. The Trust currently consist of four series, each with four classes of shares; three series currently offer shares to the public.

  Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio's property for all losses and expenses of any series shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

  Each Portfolio is entitled to participate equally in the dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable and have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust. Shareholders have non-cumulative voting rights. A shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

  Annual shareholder meetings are not required. Special meetings of the shareholders of any class or any series may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of such series or class, or at least ten percent of the outstanding shares entitled to vote. On matters requiring shareholder approval, all shares shall be voted by individual series or class, except (a) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series or class, and (b) when the trustees have determined that the matter affects the interests of more than one series or class, then the shareholders of all such series or classes shall be entitled to one vote thereon.

  CLASS-SPECIFIC EXPENSES. Each Portfolio may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Portfolio's shares to which those expenses are attributable. For example, a Portfolio's Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Portfolios. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust and each Portfolio.

                              FINANCIAL STATEMENTS

                          MITCHELL HUTCHINS PORTFOLIOS

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 29, 1997

                                             AGGRESSIVE MODERATE  CONSERVATIVE
                                             PORTFOLIO  PORTFOLIO  PORTFOLIO
                                             ---------- --------- ------------
   ASSETS:
     Cash...................................  $ 40,000  $ 40,000    $ 20,000
     Deferred organizational expenses.......    86,333    86,333      86,333
     Prepaid expenses.......................   112,765   112,765     112,765
                                              --------  --------    --------
       Total assets.........................   239,098   239,098     219,098
                                              --------  --------    --------
   LIABILITIES:
     Organizational expenses payable........    86,333    86,333      86,333
     Payable to adviser.....................   112,765   112,765     112,765
                                              --------  --------    --------
       Total liabilities....................   199,098   199,098     199,098
                                              --------  --------    --------
   Net Assets (beneficial interest, $0.001
    par value, issued and outstanding)......  $ 40,000  $ 40,000    $ 20,000
                                              ========  ========    ========
   CLASS A:
   Net Assets...............................  $ 10,000  $ 10,000    $  5,000
   Shares outstanding.......................       800       800         400
   Net asset value, offering price and
    redemption value per share..............  $  12.50  $  12.50    $  12.50
                                              ========  ========    ========
   CLASS B:
   Net Assets...............................  $ 10,000  $ 10,000    $  5,000
   Shares outstanding.......................       800       800         400
   Net asset value, offering price and
    redemption value per share..............  $  12.50  $  12.50    $  12.50
                                              ========  ========    ========
   CLASS C:
   Net Assets...............................  $ 10,000  $ 10,000    $  5,000
   Shares outstanding.......................       800       800         400
   Net asset value, offering price and
    redemption value per share..............  $  12.50  $  12.50    $  12.50
                                              ========  ========    ========
   CLASS Y:
   Net Assets...............................  $ 10,000  $ 10,000    $  5,000
   Shares outstanding.......................       800       800         400
   Net asset value, offering price and
    redemption value per share..............  $  12.50  $  12.50    $  12.50
                                              ========  ========    ========

                 See accompanying notes to financial statement.

                         NOTES TO FINANCIAL STATEMENTS

                         MITCHELL HUTCHINS PORTFOLIOS

ORGANIZATION

  Mitchell Hutchins Aggressive Portfolio, Mitchell Hutchins Moderate Portfolio and Mitchell Hutchins Conservative Portfolio (collectively "the Portfolios") are diversified series of Mitchell Hutchins Portfolios (the "Trust"), an open-end management investment company organized as a Delaware business trust on August 9, 1996. The Portfolios have had no operations other than the sale of shares on December 29, 1997 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), as follows:

          AGGRESSIVE             MODERATE              CONSERVATIVE
          PORTFOLIO              PORTFOLIO              PORTFOLIO
            SHARES        $       SHARES        $         SHARES        $
          ----------   -------   ---------   -------   ------------   ------
Class A      800       $10,000      800      $10,000       400        $5,000
Class B      800       $10,000      800      $10,000       400        $5,000
Class C      800       $10,000      800      $10,000       400        $5,000
Class Y      800       $10,000      800      $10,000       400        $5,000

  The Portfolios currently offer four classes of shares. Each class, respectively, represents assets of each Portfolio, respectively, and the classes are identical except for differences in ongoing service fees and certain transfer agency expenses. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial shares, par value $0.001 per share. Costs incurred in connection with the organization and initial registration fees of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $259,000, have been allocated among the Portfolios and will be deferred and amortized by the Portfolios on the straight line method over a period not to exceed 60 months from the date the Portfolios commence investment operations. If any initial shares are redeemed by any holder thereof during the amortization period, the redemption proceeds shall be reduced by the pro rata portion of unamortized expenses which the number of shares redeemed bears to the number of initial shares then outstanding.

MANAGEMENT AGREEMENT

  Mitchell Hutchins acts as the investment adviser and administrator to each Portfolio pursuant to a contract (the "Advisory Contract") with the Trust dated January 9, 1998. Under the Advisory Contract, each Portfolio pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.35% of each Portfolio's average daily net assets. Through each Portfolio's first year of operations, Mitchell Hutchins has agreed to voluntarily waive 0.25% of its fee and reimburse other Portfolio expenses. This expense reimbursement does not include 12b-1 service and distribution fees and extraordinary expenses.

DISTRIBUTION ARRANGEMENTS

  Mitchell Hutchins is the distributor of each Portfolio's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under the distribution plan for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan" collectively, "Plans"), Class B shares and Class C shares pay monthly distribution fees at the annual rate of 0.75% (0.50% for Class C shares of the Conservative Portfolio) of the average daily net assets. Each class (other than Class Y shares) pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets. There is no distribution plan with respect to the Portfolios' Class Y shares.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Mitchell Hutchins Portfolios

  We have audited the accompanying statement of assets and liabilities of Mitchell Hutchins Portfolios (comprising, respectively, Mitchell Hutchins Aggressive Portfolio, Mitchell Hutchins Moderate Portfolio and Mitchell Hutchins Conservative Portfolio) (the "Trust") as of December 29, 1997. This statement of assets and liabilities is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Mitchell Hutchins Portfolios at December 29, 1997, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP

New York, New York
December 30, 1997

                                   APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB." An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B." An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC." An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC." An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D." An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Portfolios--Investment Policies And Restrictions.........................    2
Underlying Funds--Investment Policies....................................    4
Underlying Funds -- Hedging And Other Strategies Using Derivative
 Instruments.............................................................   18
Trustees And Officers; Principal Holders Of Securities...................   27
Investment Advisory And Distribution Arrangements........................   32
Portfolio Transactions...................................................   35
Reduced Sales Charges, Additional Exchange And Redemption Information And
 Other Services..........................................................   37
Conversion Of Class B Shares.............................................   40
Valuation Of Shares......................................................   41
Performance Information..................................................   41
Taxes....................................................................   44
Other Information........................................................   45
Financial Statements.....................................................   47
Notes to Financial Statements............................................   48
Appendix.................................................................  A-1

(C) 1998 PaineWebber Incorporated
MITCHELL HUTCHINS
PORTFOLIOS


--------------------------------------------------------------------------------
Statement of Additional Information
                                                                 January 9, 1998

--------------------------------------------------------------------------------


                                                                     PAINEWEBBER